Subsequent Events	3 Months Ended
May 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

In June 2024, The Standard Bank of South Africa Limited extended a loan of ZAR 250 million to Purple Rain Properties No.444 Proprietary Limited (the owner of the regional South Africa head office under construction) at South Africa Prime Rate less 1.5%. The loan will mature on December 21, 2025 and the funds were used to settle an intercompany loan.

On July 18, 2024, the Board of Directors declared an interim dividend of 108 U.S. cents per ordinary share, pertaining to the first quarter of Karooooo’s 2025 financial year. The dividend is therefore not recognized as a liability as of May 31, 2024. The dividend will be payable on August 12, 2024 to Johannesburg Stock Exchange (“JSE”) shareholders and August 14, 2024 to Nasdaq shareholders.